UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 13, 2009


                         Commission file number: 1-10024

                             BKF CAPITAL GROUP INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


           Delaware                                   36-0767530
 ------------------------------                   ------------------
State or other jurisdiction of                     (I.R.S. Employer
incorporation or organization                     Identification No.)


            1 North Federal Highway, Suite 201 Boca Raton, FL. 33432
            --------------------------------------------------------
               (Address of Principal Executive Office) (Zip Code)


                                 (561) 362-4199
               --------------------------------------------------
               (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information.

Item 2.01 Completion of Acquisition or Disposition of Assets.

     During the period July 2, 2009 through July 13, 2009, the registrant acquired a total of 500,000 shares of FCStone Group, Inc. ("FCStone") common stock in open market transactions at an average price of approximately $3.97 per share or an aggregate amount of approximately $1,985,000.

     FCStone is a financial services firm that provides risk management consulting and transaction execution services to commercial commodity intermediaries, end-users and producers. FCStone is headquartered in Kansas City, Missouri and its common stock trades on the NASDAQ Market under the symbol "FCSX." On July 2, 2009, FCStone and International Assets Holding Corporation ("IAAC") announced that they had signed a definitive agreement to merge in a share swap that creates a combined company with a market capitalization of approximately $260 million. Pursuant to the merger agreement FCStone shareholders will receive 0.2950 shares of IAAC common stock for each share of FCStone common stock held, thus valuing FCStone shares at approximately $4.64 as of July 2, 2009. IAAC is a financial services firm focused on select international securities, foreign exchange and commodities markets. IAAC commits its capital and expertise to market-making and trading of international financial instruments, currencies and commodities. IAAC's activities are currently divided into five functional areas -- international equities market-making, international debt capital markets, foreign exchange trading, commodities trading and asset management. IAAC is headquartered in New York, New York and its securities trade on the NASDAQ Market under the symbol "IAAC."



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, BKF Capital Group, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 21, 2009


                                           BKF CAPITAL GROUP, INC.
                                           (Registrant)



                                       By: /s/ STEVEN N. BRONSON
                                           ----------------------------
                                           Steven N. Bronson, President